UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2008

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 18, 2008, The Phoenix Companies, Inc. (the “Company”) posted information on its web site intended to answer questions about the Company’s financial strength, investment portfolio and liquidity. The information is presented in a frequently-asked question and answer document, attached hereto as Exhibit 99.1. Exhibit 99.1 makes reference to additional information about the Company’s investment portfolio, which is attached hereto as Exhibit 99.2, and to the Company’s third quarter 2008 earnings presentation slide deck, which is attached hereto as Exhibit 99.3. Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference and speak only as of the date set forth therein. The Company undertakes no obligation to update this information.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibits are furnished herewith:

99.1	Financial Strength FAQ Document dated December 18, 2008
99.2	Additional Information Regarding the Company’s Investment Portfolio dated December 18, 2008
99.3	Company Third Quarter 2008 Earnings Presentation Slide Deck dated October 30, 2008

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: December 18, 2008

By:  /s/  Tracy L. Rich

        Name: Tracy L. Rich

        Title: Executive Vice President,

                General Counsel and Secretary